Exhibit 99.1


                                  Press Release


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                                                                    Exhibit 99.1


                                                   Contact: Suzanne Gibbons-Neff
                                                   Suzanne@maxworldwide.com
                                                   203-656-0833

                                                   Contact:  Capri Dinovelli
                                                   Capri.dinovelli@alc.com
                                                   609-580-2791


                    MAXWORLDWIDE SELLS ITS MAXDIRECT DIVISION
                            TO AMERICAN LIST COUNSEL

New York, NY- February 10, 2003 - MaxWorldwide, Inc., (MAXW.PK), the nation's leading independent company in online ad sales and representation and a leader in offline direct marketing, announced today that it has sold its direct marketing division, MaxDirect, to American List Counsel, the industry's leading data marketing service provider.

American List Counsel (ALC) will acquire all division assets including staff and clients, and will retain MaxDirect's present offices in Valhalla, New York. Britt Vatne, currently Executive Vice President of MaxDirect, will continue to lead the group.

Mitchell Cannold, President and CEO of MaxWorldwide said, "Our strategy for all divisions of MaxWorldwide is to create scale and service unparalleled in the industry. To thrive in the direct marketing world, size matters. ALC is the biggest and the best so this is a win-win for our customers, employees and shareholders. From here on, we can fully devote all of our resources to maximizing the profitability of our online advertising business including our email marketing business, which is integral to our future growth."

"Being a part of the ALC will allow us to offer a full suite of direct marketing services to our clients, " noted Britt Vatne, Executive Vice President of MaxDirect. Joining our team and abilities with the resources and expanded expertise of ALC will give our clients a competitive edge in the marketplace."

Donn Rappaport, Chairman and CEO of ALC commented, "Over the past several years we have invested several million dollars in system upgrades, software, and technology tools specifically geared to help our company expand its client services and enhance its productivity. Acquisitions like this one allow us to leverage our infrastructure investment. We are glad to add a successful company like MaxDirect to our family."



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About MaxWorldwide
MaxWorldwide is the leading independent company in online advertising sales and representation and is a leader in traditional direct marketing. MaxWorldwide consists of three divisions - MaxOnline, MaxDirect, and MaxCreative.

MaxOnline's advertising solutions include media sales across a portfolio of top brand web sites and targeted channels, strategic marketing and creative services and specializes in online direct marketing which includes email and opt-in list management. MaxDirect partners with traditional direct marketing companies and provides innovative list management, alternative media services, and superior data analytics.
 MaxCreative is MaxWorldwide's in-house design group that has a diverse background in online and offline creative development.

Headquartered in New York City, MaxWorldwide has additional offices in Valhalla, NY, Miami, Chicago, MN, Los Angeles, San Francisco, and Seattle.
For more information please visit our web site: .

About American List Counsel

ALC is the industry's leading data marketing organization, providing data acquisition, management and compiling services to the leaders in virtually every business category. Headquartered in Princeton, NJ, ALC operates regional sales, marketing and account management offices in New York, Stamford, CT and San Francisco. The company was included on the INC. 500 list of fastest-growing companies in the country for three consecutive years.
Safe Harbor Statement
This press release includes forward-looking statements concerning MaxWorldwide that involve risks, uncertainties and assumptions, including earnings and revenue projections and future plans about MaxWorldwide. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The results or events predicted in these statements may vary materially from actual future events or results. Factors that could cause actual events or results to differ from anticipated events or results include: customer performance challenges, intense competition in each of MaxWorldwide's industries, failure to manage the integration of acquired companies, lack of growth in online advertising, changes in government regulation, failure to successfully manage international operations and other risks that are contained in documents which are filed by MaxWorldwide from time to time with the Securities and Exchange Commission, including reports on Form 10-K and Form 10-Q. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of MaxWorldwide could differ materially from MaxWorldwide's and expectations in these statements. MaxWorldwide assumes no obligation and does not intend to update any of these forward-looking statements.